UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2023

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, VAALCO Energy, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 68,745,952 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023.

Proposal No. 1: Election of five directors, each to serve for a one-year term.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Andrew L. Fawthrop	23,281,208	22,682,098	22,782,646
George W. M. Maxwell	40,575,154	5,388,152	22,782,646
Edward LaFehr	41,257,555	4,705,751	22,782,646
Fabrice Nze-Bekale	29,050,004	16,913,302	22,782,646
Cathy Stubbs	33,884,769	12,078,537	22,782,646

Proposal No. 2: Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
63,146,689	4,165,810	1,433,453	—

Proposal No. 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
19,129,778	26,485,175	348,353	22,782,646

Proposal No. 4: Approval, on an advisory basis, of the frequency of future advisory votes on compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstained
43,824,511	451,046	926,387	761,362

In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on named executive compensation will be held every year until the next required advisory vote on the frequency of stockholder votes on the compensation of named executive officers.

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting, other than Proposal No. 3, was approved by the requisite vote.

At the Annual Meeting, George W. M. Maxwell, the Company’s Chief Executive Officer, presented an overview of the Company’s business and historical performance. The presentation is available at www.vaalco.com under the “Presentations” section on the “Investor Relations” page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: June 9, 2023
	By:	/s/ Matthew Powers
	Name:	Matthew Powers
	Title:	Executive Vice President and General Counsel